UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 15, 2005

BIOLASE TECHNOLOGY, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-19627	87-0442441
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

981 Calle Amanecer

San Clemente, California 92673

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (949) 361-1200

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On November 15, 2005, the stockholders of BIOLASE Technology, Inc. (the “Company”) approved the proposed amendments to the Company’s 2002 Stock Incentive Plan (the “2002 Plan”), as described in the Company’s definitive Proxy Statement which was filed with the Securities and Exchange Commission on October 17, 2005 (the “Proxy Statement”). The Company’s Board of Directors previously approved such amendments to the 2002 Plan, subject to stockholder approval.

The 2002 Plan was amended to increase the number of shares of common stock available for issuance thereunder by an additional 950,000 shares to a total of 4,950,000 shares. The Board further amended the 2002 Plan to restrict the ability of the Company to reprice outstanding stock options or to cancel outstanding stock options in exchange for a regrant of a stock option with a lower exercise price without stockholder approval. The Board also amended the 2002 Plan to provide that (i) the minimum exercise price for stock options would be the fair market value of the Common Stock on the date of grant, (ii) to the extent otherwise required, stockholder approval would be necessary to increase the number of shares reserved under the 2002 Plan, and (iii) any shares issued under the stock issuance program for a purchase price of less than fair market value would generally provide for a minimum of three-year vesting, subject to continued employment or service, or one-year vesting in the case of performance-based awards.

Item 8.01	Other Events.

On November 17, 2005, the Company issued a press release announcing the preliminary results of the election of directors and other three proposals outlined in the Proxy Statement which were approved by the Company’s stockholders at its Annual Meeting held November 15, 2005. In addition to the election of directors, the Company’s stockholders approved the foregoing amendments to the 2002 Plan, and ratified the selection of the Company’s auditors and the form of Indemnification Agreement entered into between the Company and its directors and officers. A copy of the press release is attached hereto as Exhibit 99.1.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit	Description
10.1	2002 Stock Incentive Plan as approved by stockholders on November 15, 2005.

99.1	Press release issued November 17, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: November 17, 2005	BIOLASE TECHNOLOGY, INC.

	By:	/s/ John W. Hohener
John W. Hohener Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
10.1	2002 Stock Incentive Plan as approved by stockholders on November 15, 2005.

99.1	Press Release issued November 17, 2005.

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